SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                        Date of Report: January 31, 2008




                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-8563731
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


14B Jan Sebastian Drive, Sandwich, MA 02563                           02563
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 (Address of principal executive offices)                           (Zip Code)


                                 (508) 888-5478
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
             APPOINTMENT OF CERTAIN OFFICERS


On January 31, 2008 Kevin Kreisler resigned from his position as a member of the Board of Directors of GS EnviroServices, Inc. and from his position as Chairman of the Board. On the same day, the Board of Directors appointed James F. Green to serve as Chairman of the Board.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 11, 2008                   GS ENVIROSERVICES, INC.



                                            By: /s/ James F. Green
                                            ---------------------------------
                                                    James F. Green
                                                    Chief Executive Officer